CHURCHILL TAX-FREE FUND OF KENTUCKY
Supplement to the Prospectuses
and Statement of Additional Information
dated May 1, 2000

	The Board of Trustees has approved the following changes to the management arrangements of the Fund. They will become effective July 1, 2000.

Aquila Management Corporation, the Fund's Founder and
Manager (the "Manager"), will assume full responsibility for management of the Fund's portfolio under the Fund's investment advisory and administration agreement. There will be no change in the Fund's management fees.

Mr. Thomas S. Albright, who has over twenty-five years of investment management experience and has served as the Fund's portfolio manager since 1995, will become an employee of the Manager and Senior Vice President/Portfolio Manager of the Fund.
He will continue to be based in Louisville, Kentucky.

 The Sub-Advisory Agreement between the Manager and Banc
One Investment Advisors Corporation will be terminated effective
July 1, 2000.

The date of this supplement is June 26, 2000